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                                                                  EXHIBIT 10.14


                                PROMISSORY NOTE


DATE OF NOTE:                       October 31, 1999

PRINCIPAL AMOUNT:                   ONE MILLION SEVEN HUNDRED FIFTY THOUSAND
                                    U.S. DOLLARS AND NO CENTS ($1,750,000.00)

MATURITY DATE:                      October 31, 2004

PAYMENT DATE(S):                    Shall be the annual anniversary date of the
                                    Date of Note, stated above through the
                                    Maturity Date. If such annual anniversary date shall fall upon a Saturday, Sunday or nationally recognized holiday, such Payment
                                    Date shall be the immediately following
                                    working day.

INTEREST RATE:                      Eight Percent (8%) per annum

BORROWER:                           INFORMATION ON DEMAND, INC.

BORROWER'S ADDRESS:                 1551 Sandspur Road, Suite B, Maitland,
                                    Florida 32714

LENDER:                             HTE, INC.

LENDER'S ADDRESS:                   1000 Business Center Drive, Lake Mary,
                                    Florida 32746


         FOR VALUE RECEIVED, the undersigned (the "BORROWER") does hereby covenant and promise to pay to the order of the Lender or to its successors and assigns, at the Lender's Address or at such other place as the Lender may designate to the Borrower in writing from time to time, in legal tender of the United States, the Principal Amount of this Note, with interest from the date hereof computed at the Interest Rate on the unpaid balance of the Principal Amount at the Payment Dates according to the terms set forth herein.

         NOTWITHSTANDING ANY PROVISION OF THIS NOTE, LENDER DOES NOT INTEND TO CHARGE AND BORROWER SHALL NOT BE REQUIRED TO PAY ANY AMOUNT OF INTEREST OR OTHER CHARGES IN EXCESS OF THE MAXIMUM PERMITTED BY THE APPLICABLE LAW OF THE STATE OF FLORIDA; IF ANY HIGHER RATE CEILING IS LAWFUL, THEN THAT HIGHER RATE CEILING SHALL APPLY. ANY PAYMENT IN EXCESS OF SUCH MAXIMUM SHALL BE REFUNDED TO BORROWER OR CREDITED AGAINST PRINCIPAL, AT THE OPTION OF LENDER.

         1. REQUIRED PAYMENT. Payments shall be made by the Borrower to the Lender in accordance with the following schedule:
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               (a)    Payment Dates. At each Anniversary Date, as such term is
defined above, the Borrower shall pay the Lender the amount provided in the following schedule plus all accrued interest to be calculated in accordance with SECTION 2 below.

         1)    Anniversary Date #1  October 31, 2000  $200,000.00 U.S. Dollars
         2)    Anniversary Date #2  October 31, 2001  $250,000.00 U.S. Dollars
         3)    Anniversary Date #3  October 31, 2002  $350,000.00 U.S. Dollars
         4)    Anniversary Date #4  October 31, 2003  $450,000.00 U.S. Dollars
         5)    Anniversary Date #5  October 31, 2004  $500,000.00 U.S. Dollars

               (b)    Repayment. At the earlier of (i) the Maturity Date or
(ii) the date of effectiveness of a secondary offering of common stock, par value $.0001 per share, of the Borrower yielding gross proceeds to the Borrower of at least $10,000,000, the entire remaining outstanding balance of the Promissory Note shall be paid to the Lender.

         2. INTEREST CALCULATION. Interest shall be calculated and accrued, and payments shall be applied to any outstanding balance, according to the terms of this Section.

               (a) Interest Accrual Method. Beginning on the Date of Note, the amount of interest will be calculated by the 360/360 day method (a daily amount of interest is computed for a hypothetical year of 360 days; that amount is multiplied by the actual number of days for which any principal is outstanding hereunder). The Interest Rate shall be applied to the outstanding balance (Principal Amount plus accrued interest) according to the aforementioned method during the term of the Note.

               (b) Payment Schedule. All payments received hereunder shall be applied first to the payment of any expense or charges payable hereunder or under any other loan documents executed in connection with this Note, then to interest due and payable, with the balance applied to principal, or in such other order as Lender shall determine at its option.

         3. DEFAULT. The occurrence of any one or more of the following conditions shall each and all constitute a default under this Note:

               (a) the failure to pay or perform any obligation, liability or indebtedness of the Borrower to Lender, or to any affiliate or subsidiary of the Lender, whether under this Note or any other agreement between the Lender and the Borrower, as and when due (whether upon demand, at maturity or by acceleration);

               (b) the failure to pay or perform any other obligation, liability or indebtedness of the Borrower to any other party;

               (c) the commencement of a proceeding against the Borrower for dissolution or liquidation, the voluntary or involuntary termination or dissolution of the Borrower or the merger or consolidation of the Borrower with or into another entity;

               (d) the insolvency of, the business failure of, the appointment of a custodian, trustee, liquidator or receiver for or for any of the property of, the assignment for the benefit of creditors by, or the filing of a petition under bankruptcy, insolvency or debtor's relief law or the filing of a petition for any adjustment of indebtedness, composition or extension by or against the Borrower;



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               (e)    the entry of a judgment against the Borrower which Lender
deems to be of a material nature, in Lender's sole discretion;

               (f) the seizure or forfeiture of, or the issuance of any writ of possession, garnishment or attachment, or any turnover order for any property of the Borrower;

               (g) the determination by Lender that a material adverse change has occurred in the financial condition of the Borrower; or

               (h) the failure of Borrower's business to comply with any law or regulation controlling its operation.

         4. OPPORTUNITY TO CURE. Except as provided for in this paragraph, or as otherwise provided for in writing by the Lender to the Borrower, pursuant to the terms of this Note allowing for its amendment, the Borrower shall not be afforded an opportunity to cure its Default. In the event that: (i) the Borrower shall fail to pay any interest or principal due at any Payment Date, the Borrower shall be afforded ten (10) business days to cure such default beginning at the Payment Date upon which such interest was due; and (ii) in the case that the Borrower is otherwise in default of this Note, then the Borrower shall have thirty (30) days to cure such default.

         5. REMEDIES UPON DEFAULT. Whenever there is a default under this Note (a) the entire balance outstanding hereunder and all other obligations of the Borrower to Lender (however acquired or evidenced) shall, at the option of Lender, become immediately due and payable and any obligation of Lender to permit further borrowing under this Note shall immediately cease and terminate, and/or (b) to the extent permitted by law, the Rate of interest on the unpaid principal shall be increased at Lender's discretion up to the maximum rate allowed by law, or if none, 18% per annum (the "DEFAULT RATE"). The provisions herein for a Default Rate shall not be deemed to extend the time for any payment hereunder or to constitute a "grace period" giving the Borrower a right to cure any default. At Lender's option, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of the Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the Default Rate provided in this Note until the entire outstanding balance of principal and interest is paid in full. Upon a default under this Note, Lender is hereby authorized at any time, at its option and without notice or demand, to set off and charge against any deposit accounts of the Borrower (as well as any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of the Borrower), which at any time shall come into the possession or custody or under the control of Lender or any of its agents, affiliates or correspondents, any and all obligations due hereunder. Additionally, Lender shall have all rights and remedies available at law or in equity. Any judgment rendered on this Note shall bear interest at the highest rate of interest permitted pursuant to Chapter 687, Florida Statutes.

         6. LATE PAYMENT, ETC. A payment which is not received on the due date shall be deemed late. Further, if any payment shall not be paid when due, then the entire principal balance and accrued and unpaid interest thereon shall become due and payable at once or thereafter, at the option of the Lender, without notice to or demand upon the Borrower. Failure to exercise these options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

         7. DELINQUENCY CHARGE. To the extent permitted by law, a delinquency charge may be imposed in an amount not to exceed four percent (4%) of any payment that is more than fifteen days late.



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         8.    COSTS OF COLLECTION. The Borrower agrees that it shall pay all costs, expenses and reasonable attorneys' fees, incurred by the Lender in connection with any aspect of this Note, including any default as well as any proceedings which may involve this Note or any other document relating hereto including, but not limited to, arbitration, litigation, bankruptcy proceedings, etc. The undersigned specifically agrees that in the event of any bankruptcy of the Borrower, the Lender shall be entitled to recover all its expenses and reasonable attorneys' fees incurred by the Lender in regard to any bankruptcy proceeding.

         9. AMENDMENTS TO NOTE. This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         10. WAIVERS, CONSENTS AND COVENANTS. Borrower or any other party hereto:

               (a) waives presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to the Borrower in connection with the delivery, acceptance, performance, default or enforcement of this Note, any endorsement or guaranty of this Note, or any other documents executed in connection with this Note or any other note or other loan documents executed in connection with any obligation of Borrower, or an affiliate of the Borrower, to the Lender;

               (b) consents to all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof, or release or discharge by Lender of the Borrower, or the failure to act on the part of Lender, and agrees that no such action, failure to act or failure to exercise any right or remedy by Lender shall in any way affect or impair the obligations of the Borrower or be construed as a waiver by Lender of, or otherwise affect, any of Lender's rights under this Note; and

               (c) agrees to pay, on demand, all costs and expenses of collection or defense of this Note and/or the enforcement or defense of Lender's rights with respect to, or the administration, supervision, preservation, or protection of, or realization upon, any property securing payment hereof, including, without limitation; reasonable attorney's and paralegal's fees, including fees related to any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or other proceeding, in such amount as may be determined reasonable by any arbitrator or court, whichever is applicable.

         11. INDEMNIFICATION. The Borrower agrees to promptly pay, indemnify and hold Lender harmless from all state and federal taxes and fees of any kind and other liabilities with respect to or resulting from the execution and/or delivery of this Note.

         12. PREPAYMENTS. The Borrower may prepay any or all of the amounts owed by the Borrower to the Lender. All prepayments of principal shall be applied in the inverse order of maturity, or in such other order as Lender shall determine in its sole discretion.

         13. NON-WAIVER. The failure at any time of Lender to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of Lender shall be cumulative and may be pursued singly, successively or together, at the option of Lender. The acceptance by Lender of any partial payment shall not constitute a waiver of any default or of any of Lender's rights under this Note. No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Lender



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unless the same shall be in writing, duly signed on behalf of Lender; each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Lender or the obligations of the Borrower to Lender in any other respect at any other time.

         14. APPLICABLE LAW, VENUE AND JURISDICTION. This Note and the rights and obligations of Borrower and Lender shall be governed by and interpreted in accordance with the law of the State of Florida. In any dispute in connection with or to enforce this Note, the Borrower, irrevocably consents to and confers personal jurisdiction on the Ninth Judicial Circuit in Orange County, Florida and expressly waive any objections as to venue in such court.

         15. PARTIAL INVALIDITY. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of this Note to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

         16. BINDING EFFECT. This Note shall be binding upon and inure to the benefit of the Borrower and Lender and their respective successors, assigns, heirs and personal representatives, provided, however, that no obligations of the Borrower hereunder can be assigned without prior written consent of Lender.

         17. CONTROLLING DOCUMENT. To the extent that this Note conflicts with or is in any way incompatible with any other document related specifically to the loan evidenced by this Note, this Note shall control over any other such document, and if this Note does not address an issue, then each other such document shall control to the extent that it deals most specifically with an issue.

         18. WAIVER OF TRIAL BY JURY/ARBITRATION. ALL PARTIES HERETO EXPRESSLY WAIVE THEIR RIGHTS TO A TRIAL BY JURY REGARDING ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT.

Borrower represents to Lender that the proceeds of this loan are to be used primarily for business, commercial or agricultural purposes. Borrower acknowledges having read and understood, and agrees to be bound by, all terms and conditions of this Note and hereby executes this Note under seal as of the date here above written.

NOTICE OF FINAL AGREEMENT. THIS WRITTEN PROMISSORY NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         By signing hereto, the undersigned acknowledge that they understand the terms of the Note and do hereby agree to be bound by the Note by attaching their signature(s) hereto.



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         Executed in Atlanta, Georgia by Borrower effective October 31, 1999.


                                        BORROWER:

                                        INFORMATION ON DEMAND, INC.



                                        By: /s/ L. A. Gornto, Jr.
                                            -----------------------------------
                                            Name:  L.A. Gornto, Jr.
                                            Title: Executive Vice President




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